Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,567,180,000
Previously Paid Amount	0
Total Fee Amount	354,527.56
Total Offset Amount	0
Net Fee	$ 354,527.56